                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
           NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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

NOTICE OF ANNUAL MEETINGS                                    333 West Wacker Drive
OF SHAREHOLDERS - JULY 26, 2000                              Chicago, Illinois
                                                             60606
                                                             (800) 257-8787

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO

June 21, 2000

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Insured California Select Tax-Free Income Portfolio and Nuveen Insured New York Select Tax-Free Income Portfolio, each a Massachusetts business trust (each, a "Fund" and, collectively, the "Funds"), will be held in the sixth floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 26, 2000, at 10:30 a.m., Chicago time, for the following purposes:

    1. To elect six (6) trustees to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 2001.

    3. To transact such other business as may properly come before the Annual Meeting.

Shareholders of record of each Fund at the close of business on June 6, 2000 are entitled to notice of and to vote at that Fund's Annual Meeting.

YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT

JUNE 21, 2000                                                 333 West Wacker
                                                              Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of each of Nuveen Select Tax-Free Income Portfolio ("Select Portfolio"), Nuveen Select Tax-Free Income Portfolio 2 ("Select Portfolio 2"), Nuveen Select Tax-Free Income Portfolio 3 ("Select Portfolio 3"), Nuveen Insured California Select Tax-Free Income Portfolio ("California Select Portfolio") and Nuveen Insured New York Select Tax-Free Income Portfolio ("New York Select Portfolio") (each a "Fund" and collectively the "Funds") of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on July 26, 2000 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the six nominees for trustee, as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of Trustees of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the same matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at each Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting powers on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will have no effect in the election of trustees (the six nominees receiving the largest number of votes will be elected) and will be treated as shares voted against ratification of the selection of independent auditors. The details of both proposals to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on June 6, 2000 will be entitled to one vote for each share held. As of June 6, 2000, shares of the Funds were issued and outstanding as follows:

------------------------------------
          FUND              SHARES
------------------------------------
Select Portfolio          16,378,096
Select Portfolio 2        17,607,068
Select Portfolio 3        12,964,124
California Select
  Portfolio                6,257,070
New York Select
  Portfolio                3,907,069

This Proxy Statement is first being mailed to shareholders of the Funds on or about June 21, 2000.

1. ELECTION OF TRUSTEES OF EACH FUND

At each Fund's Annual Meeting, six (6) trustees are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. The affirmative vote of a plurality of the shares present and entitled to vote will be required to elect the trustees of each Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a trustee of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board of Trustees.

Other than Mr. Schwertfeger, none of the trustees have ever been a director or an employee of John Nuveen & Co. Incorporated ("Nuveen") or any affiliate.

The table below shows each nominee's date of birth, principal occupation and other business affiliations and the number of shares of the Funds which each nominee beneficially owned as of April 28, 2000. Messrs. Bacon, Kissick and Leafstrand have been trustees of the Funds since each Fund was organized in 1992. Ms. Wellington and Mr. Schwertfeger were elected as trustees in 1994 and 1996, respectively. Mr. Evans was elected as trustee in 1999. A vacancy currently exists on each of the Fund's Boards; however, no candidate has been nominated to fill the vacancy. The nominees for election to the Board are the same for each Fund.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS GIVE VOTING INSTRUCTIONS FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR TRUSTEE OF EACH FUND

--------------------------------------------------------------------------------
                                                                FULL SHARES
                                                           BENEFICIALLY OWNED AS
                                                                    OF
                                                              APRIL 28, 2000
                                                           ---------------------
      NAME, BIRTHDATE AND PRINCIPAL OCCUPATIONS OF           THE      ALL NUVEEN
            NOMINEES AS OF APRIL 28, 2000(1)               FUNDS(2)    FUNDS(3)
--------------------------------------------------------------------------------
James E. Bacon (2/27/31)                                          0        4,460
Business consultant; Director of Lone Star Industries,
Inc. (cement); Treasurer, Cathedral of St. John the
Devine (New York City); previously, Director and
Executive Vice President of U.S. Trust Corporation and
Trustee of United States Trust Company of New York.
Jack B. Evans (10/22/48)                                          0       11,471
President, The Hall-Perrine Foundation (a private
philanthropic corporation); previously, President and
Chief Operating Officer, SCI Financial Group, Inc. (a
regional financial services firm).
William L. Kissick (7/29/32)                                  2,000        2,861
Professor, School of Medicine and the Wharton School of
Management and former Chairman, Leonard Davis Institute
of Health Economics, University of Pennsylvania.
Thomas E. Leafstrand (11/11/31)                               3,552       15,794
Retired; previously, Vice President in charge of
Municipal Underwriting, Trading, and Dealer Sales at The
Northern Trust Company.
*Timothy R. Schwertfeger (3/28/49)                                0      288,939
Chairman (since May 1999), President and Trustee (since
July 1996) of the Funds advised by Nuveen Institutional
Advisory Corp. and the funds advised by Nuveen Senior
Loan Asset Management Inc.; Chairman (since July 1996)
and Director of The John Nuveen Company, John Nuveen &
Co. Incorporated, Nuveen Advisory Corp., Nuveen
Institutional Advisory Corp. and the Funds advised by
Nuveen Advisory Corp.; previously, Executive Vice
President of The John Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; Chairman and Director
(since January 1997) of Nuveen Asset Management, Inc.;
Chairman and Director of Rittenhouse Financial Services,
Inc. (since March 1999); Chief Executive Officer and
Director of Nuveen Senior Loan Asset Management Inc.
(since September 1999).
Sheila W. Wellington (2/24/32)                                4,000       17,659
President of Catalyst (a not-for-profit organization
focusing on women's leadership development in business
and the professions).
--------------------------------------------------------------------------------

* "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Fund's investment adviser, Nuveen Institutional Advisory Corp.

(1) The trustees are also trustees of 8 open-end funds advised by Nuveen Institutional Advisory Corp. ("NIAC") and two funds managed by Nuveen Senior Loan Asset Management Inc. ("NSLAM"). In addition, Mr. Schwertfeger is a director of 54 closed-end funds and 37 open-end funds advised by Nuveen Advisory Corp. ("NAC").

(2) The shares in this column include the following:

------------------------------------------------------------------------------
                                        SELECT        SELECT         SELECT
                                       PORTFOLIO    PORTFOLIO 2    PORTFOLIO 3
------------------------------------------------------------------------------
William L. Kissick                           700            700            600
Thomas E. Leafstrand                       3,150            100            302
Sheila W. Wellington                       1,000          1,000          2,000
------------------------------------------------------------------------------

(3) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in the Funds, the other funds advised by NIAC, the funds advised by NAC (excluding the NAC money market funds) and the funds advised by NSLAM. For each trustee, includes share equivalents of certain Nuveen funds in which the trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under "Compensation." For Mr. Schwertfeger, also includes shares held in Nuveen's 401(k)/Profit Sharing Plan.

No trustee nominee beneficially owned any shares of California Select Portfolio or shares of New York Select Portfolio. The above persons have sole voting power and sole investment power as to the shares listed above, with the exception of Sheila W. Wellington, who holds her shares jointly with her spouse.

COMPENSATION

The trustees affiliated with Nuveen or Nuveen Institutional Advisory Corp. ("NIAC") serve without any compensation from the Funds. Trustees who are not affiliated with Nuveen or NIAC ("Independent Trustees") receive a $35,000 annual retainer for serving as a trustee for all funds managed by NIAC, $1,000 fee per day plus expenses for attendance in person at all meetings (other than a meeting of the dividend committee held solely to declare a dividend) held on a day on which no regular Board meeting is held, $500 for attendance by telephone of such meetings and $200 for attendance in person or by telephone at a meeting of the dividend committee. The annual retainer, fees and expenses are allocated among the Funds on the basis of relative net asset sizes.

The Board of Trustees of certain Nuveen Funds (the "Participating Funds") have adopted a Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, the Independent Trustees of the Participating Funds may defer receipt of all, or a portion of, their compensation for services to the Participating Funds. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more Eligible Funds selected by the participant trustee.

Each of the Funds is a Participating Fund and each Independent Trustee has elected to defer all or a portion of their compensation. Total deferred fees for the Funds for fiscal year 2000 (including the return from the assumed investment in the eligible Nuveen Funds) payable are shown in the Deferred Fees table below.

The table below shows, for each trustee who is not affiliated with Nuveen or NIAC, the aggregate compensation (1) paid by each Fund for its fiscal year ended March 31, 2000 and

(2) the total compensation paid by the funds advised by NIAC and the funds advised by NSLAM during the calendar year 1999.

COMPENSATION TABLE

-----------------------------------------------------------------------------------------------
                                                                                      TOTAL
                                                                                   COMPENSATION
                                                                                   NUVEEN FUNDS
                                                                                     PAID TO
   NAME OF TRUSTEE          AGGREGATE COMPENSATION FROM EACH OF THE FUNDS(1)       TRUSTEES(2)
---------------------  ----------------------------------------------------------  ------------
                                                            CALIFORNIA  NEW YORK
                        SELECT      SELECT       SELECT       SELECT     SELECT
                       PORTFOLIO  PORTFOLIO 2  PORTFOLIO 3  PORTFOLIO   PORTFOLIO
                       ----------------------------------------------------------
James E. Bacon            $5,412       $5,768       $4,117      $2,013    $1,237        $45,000
Jack B. Evans              5,412        5,768        4,117       2,013     1,237         45,000
William L. Kissick         5,412        5,768        4,117       2,013     1,237         45,000
Thomas E. Leafstrand       5,920        6,309        4,504       2,202     1,353         49,400
Sheila W. Wellington       5,412        5,768        4,117       2,013     1,237         45,000
-----------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to the Plan, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one of more eligible Nuveen Funds.

(2) Includes compensation for service on the Board of the Funds, the open-end funds advised by NIAC, and the funds advised by NSLAM.

                                                         DEFERRED FEES
                                 --------------------------------------------------------------
                                                                         CALIFORNIA   NEW YORK
                                  SELECT       SELECT        SELECT        SELECT      SELECT
                                 PORTFOLIO   PORTFOLIO 2   PORTFOLIO 3   PORTFOLIO    PORTFOLIO
-------------------------------  --------------------------------------------------------------
James E. Bacon                   $   2,443   $     2,604   $     1,858   $      909   $    559
Jack B. Evans                        2,706         2,884         2,059        1,007        619
William L. Kissick                   2,199         2,343         1,672          818        503
Thomas E. Leafstrand                 2,960         3,155         2,252        1,101        677
Sheila W. Wellington                 5,412         5,768         4,117        2,013      1,237
-----------------------------------------------------------------------------------------------

The John Nuveen Company (JNC) maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

The Independent Trustees of the Funds are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of an Independent Trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the corporate contributions committee of JNC. The Independent Trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Independent Trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the corporate contributions committee.

William L. Kissick and Timothy R. Schwertfeger serve as the current members of the executive committee of each Fund's Board of Trustees. Each Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The respective executive committees of the Funds held no meetings during the fiscal year ended March 31, 2000.

Thomas E. Leafstrand and Timothy R. Schwertfeger are the current members of the dividend committee for each Fund. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held nine meetings during the period from April 1, 1999 through the Funds' fiscal year end of March 31, 2000.

Each Fund's Board of Trustees has an audit committee composed of James E. Bacon, Jack B. Evans, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington, trustees of the Funds who are not "interested persons." Each Fund's audit committee reviews the work and any recommendations of that Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Trustees. The respective audit committees of the Funds held two meetings during the fiscal year ended March 31, 2000.

Nomination of those trustees who are not "interested persons" of a Fund is committed to a nominating committee composed of the trustees who are not "interested persons" of that Fund. Members of each Fund's nominating committee are James E. Bacon, Jack B. Evans, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington. Each Fund's nominating committee identifies and recommends individuals to be nominated for election as non-interested trustees. The respective nominating committees of the Funds held one meeting during the fiscal year ended March 31, 2000. No policy or procedure has been established as to the recommendation of trustee nominees by shareholders.

The respective Boards of Trustees of each Fund held four regular board meetings during the fiscal year ended March 31, 2000. During the last fiscal year, each Board member attended 75% or more of each Fund's Board meetings and committee meetings (if a member thereof).

Each Fund has the same executive officers. The following table sets forth information with respect to each executive officer of the Funds, other than Mr. Schwertfeger who is a trustee and included in the table relating to the nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 2000.

The Board will consider the election of officers at the Board meeting to be held after the Annual Meetings, to serve until July 2001 and as set forth in each Fund's by-laws.

----------------------------------------------------------------------------------
  NAME, BIRTHDATE AND PRINCIPAL OCCUPATIONS
  OF EXECUTIVE OFFICERS AS OF APRIL 28, 2000      POSITIONS AND OFFICES WITH FUNDS
----------------------------------------------------------------------------------
Alan G. Berkshire, (12/28/60)                     Vice President and Assistant
Senior Vice President (since May 1999),           Secretary (since May 1998)
General Counsel (since September 1997) and
Secretary (since May 1998) of The John Nuveen
Company, John Nuveen & Co. Incorporated,
Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp. and Nuveen Asset Management,
Inc.; Senior Vice President and Secretary
(since September 1999) of Nuveen Senior Loan
Asset Management Inc.; prior to September
1997, Partner in the law firm of Kirkland &
Ellis.
Peter H. D'Arrigo, (11/28/67)                     Vice President and Treasurer
Vice President of John Nuveen & Co.               (since January 1999)
Incorporated (since January 1999); prior
thereto, Assistant Vice President from January
1997 to January 1999; formerly, Associate of
John Nuveen & Co. Incorporated; Vice President
and Treasurer of Nuveen Senior Loan Asset
Management Inc. (since September 1999);
Chartered Financial Analyst.
Michael S. Davern, (6/26/57)                      Vice President (since July 1999)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp. (since
January 1997); prior thereto, Vice President
of Flagship Financial Inc. (from September
1991 to January 1997).
Lorna C. Ferguson, (10/24/45)                     Vice President (since February
Vice President of John Nuveen & Co.               1998)
Incorporated and (since January 1998) Vice
President of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.
William M. Fitzgerald, (3/2/64)                   Vice President (since July 1999)
Vice President of Nuveen Advisory Corp. (since
December 1995); prior thereto, Assistant Vice
President of Nuveen Advisory Corp. (from
September 1992 to December 1995); Chartered
Financial Analyst.
Stephen D. Foy, (5/31/54)                         Vice President and Controller
Vice President of John Nuveen & Co.               (since May 1998)
Incorporated and (since May 1998) The John
Nuveen Company; Certified Public Accountant.
J. Thomas Futrell, (7/5/55)                       Vice President (since July 1999)
Vice President of Nuveen Advisory Corp;
Chartered Financial Analyst.
Richard A. Huber, (3/26/63)                       Vice President (since July 1999)
Vice President of Nuveen Institutional
Advisory Corp. (since March 1998) and Nuveen
Advisory Corp. (since January 1997): prior
thereto, Vice President and Portfolio Manager
of Flagship Financial Inc.

----------------------------------------------------------------------------------
  NAME, BIRTHDATE AND PRINCIPAL OCCUPATIONS
  OF EXECUTIVE OFFICERS AS OF APRIL 28, 2000      POSITIONS AND OFFICES WITH FUNDS
----------------------------------------------------------------------------------
Steven J. Krupa, (8/21/57)                        Vice President (since July 1999)
Vice President of Nuveen Advisory Corp.
Larry W. Martin, (7/27/51)                        Vice President (since August
Vice President, Assistant Secretary and           1994) and Assistant Secretary
Assistant General Counsel of John Nuveen & Co.    (since organization)
Incorporated; Vice President and Assistant
Secretary of Nuveen Advisory Corp., Nuveen
Institutional Advisory Corp. and Nuveen Senior
Loan Asset Management Inc. (since September
1999); Assistant Secretary of The John Nuveen
Company; Assistant Secretary of Nuveen Asset
Management (since January 1997).
Edward F. Neild, IV, (7/7/65)                     Vice President (since July 1998)
Vice President of Nuveen Advisory Corp. (since
September 1996); prior thereto, Assistant Vice
President (from December 1993 to September
1996); Vice President of Nuveen Institutional
Advisory Corp. (since September 1996); prior
thereto, Assistant Vice President (from May
1995 to September 1996) and portfolio manager;
Chartered Financial Analyst.
Stephen S. Peterson, (9/20/57)                    Vice President (since July 1999)
Vice President (since September 1997);
Assistant Vice President (from September 1996
to September 1997) and Portfolio Manager prior
thereto, of Nuveen Advisory Corp.; Chartered
Financial Analyst.
Thomas C. Spalding, Jr., (7/31/51)                Vice President (since July 1999)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.; Chartered
Financial Analyst.
Gifford R. Zimmerman, (9/9/56)                    Vice President (since August
Vice President, Assistant Secretary and           1994) and Secretary (since May
Associate General Counsel of John Nuveen & Co.    1998)
Incorporated; Vice President, General Counsel
and Assistant Secretary of Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.;
Vice President and Assistant Secretary of
Nuveen Senior Loan Asset Management Inc.
(since September 1999); Assistant Secretary of
The John Nuveen Company; Chartered Financial
Analyst.
----------------------------------------------------------------------------------

On April 28, 2000, trustees and executive officers of the Funds as a group beneficially owned 442,981 common shares of all of the Nuveen Funds managed by NIAC, NAC, and NSLAM (including share equivalents of certain Nuveen Funds in which the trustee is deemed to be invested in connection with the deferral of compensation by Board trustees pursuant to the Plan and shares held by the executive officers in Nuveen's 401(k)/Profit Sharing Plan, but excluding shares of the NAC money market funds). As of April 28, 2000 the trustees and executive officers of the Funds as a group owned less than 1% of the outstanding shares of each Fund. As of May 30, 2000, no shareholder owned more than 5% of any class of shares of any Fund.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require each Fund's officers and trustees, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish each Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, all of the Funds believe that during the fiscal year ending March 31, 2000, all Section 16(a) filing requirements applicable to the Funds' officers and trustees, investment adviser and affiliated persons of the investment adviser were complied with.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board of Trustees who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending March 31, 2001. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as auditors and independent accountants. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to any appropriate questions raised at the Annual Meeting and to make a statement if he or she wishes.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS GIVE VOTING INSTRUCTIONS FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER AND THE INVESTMENT MANAGEMENT AGREEMENTS

NIAC, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, also located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc., ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter in the initial public offerings of shares of Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Select Portfolio and New York Select Portfolio in 1992.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2001, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 22, 2001. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside the process of Rule 14a-8 must submit such written notice not later than May 8, 2001. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds, pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of any Fund, by officers or employees of Nuveen or NIAC, or by dealers and their representatives.

ANNUAL REPORT DELIVERY

Annual reports were sent following the Funds' fiscal year to shareholders then of record. Each of the Funds will furnish, without charge, a copy of its annual report to its shareholders upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at any Fund's Annual Meeting. However, if other matters are properly presented to an Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

Failure of a quorum to be present at any Fund's Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                            NUVEEN INVESTMENTS LOGO

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                            NXP700

                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
[NUVEEN LOGO]               NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
JOHN NUVEEN & CO., INC.     NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
333 WEST WACKER DRIVE       NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
CHICAGO, IL 60606-1286      NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO

                         ANNUAL MEETING OF SHAREHOLDERS

                                 COMMON SHARES

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING OF SHAREHOLDERS, JULY 26, 2000

The annual meeting of shareholders will be held Wednesday, July 26, 2000, at 10:30 a.m. Central Time, in the sixth floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Timothy R. Schwertfeger, Alan G. Berkshire and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on July 26, 2000, or any adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                                                                [CONTROL NUMBER]
--------------------------------------------------------------------------------
NUVEEN SELECT PORTFOLIO

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
-------------------------------------------------------------------------------
VOTE ON PROPOSALS


1. ELECTION OF NOMINEES TO THE BOARD
(01) James E. Bacon               FOR     WITHHOLD    FOR ALL
(02) Jack B. Evans                ALL       ALL       EXCEPT
(03) William L. Kissick           / /       / /         / /
(04) Thomas E. Leafstrand
(05) Timothy R. Schwertfeger
(06) Sheila W. Wellington

                         To withhold authority to vote for an individual nominee mark the box "For All Except" and write the nominee's number on the line below.

                         ---------------------------------



2. RATIFICATION OF THE SELECTION  FOR     AGAINST     ABSTAIN
OF ERNST & YOUNG LLP AS           / /       / /         / /
INDEPENDENT AUDITORS FOR
THE CURRENT FISCAL YEAR

-------------------------------------------------------------------------------

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE ((800) 690-6903) OR OVER THE INTERNET (www.proxyvote.com).

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.

------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date   Signature [Joint Owners]     Date